SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement For A Special Meeting
|_| Confidential. For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Nooney Realty Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

==============================
NOONEY
------------------------------
REALTY
------------------------------
TRUST
==============================
A Real Estate Investment Trust

7701 Forsyth Boulevard
St. Louis, Missouri 63105-1877
(314) 863-7700
                                  July 30, 1997

             READ THE ATTACHED LETTER FROM MR. JOHNSON ON BEHALF OF
               KELCOR, INC. TO MR. HART AT PICO DATED MAY 9, 1997.

* Mr. Johnson offered to buy PICO's 9.8% interest for $12.50 per share, A 25% PREMIUM over the market

* At the time of this offer, Kelcor, Inc. and Mr. Johnson owned 4.1% of the shares as reported in "The Committee's" proxy statement.

* By purchasing an additional 9.8% of the shares from PICO, THE JOHNSON HOLDINGS WOULD HAVE BEEN 13.9%, THEREBY VIOLATING THE VERY SAME BYLAW WHICH HE HAS SUED YOUR TRUST TO ENFORCE.

            AND JOHNSON SAYS THIS PROXY CONTEST IS NOT ABOUT CONTROL.
             CAN YOU BELIEVE DAVID JOHNSON AFTER READING HIS LETTER?

Clearly, David Johnson's actions and published intentions do not warrant shareholder support for his effort to defeat the bylaw amendment. DEFEAT JOHNSON BY VOTING FOR THE BYLAW AMENDMENT PROPOSAL ON THE GOLD PROXY CARD.

If you have already voted against the proposal, you have every legal right to change your mind and vote FOR it, as your Board recommends. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

Please sign,  date and return the enclosed GOLD Proxy Card in the business reply
envelope provided.                         ----

If you have questions, or need assistance in voting your shares, please call MacKenzie Partners, Inc., which is assisting the Trust with this solicitation, toll-free at (800) 322-2885.

         LAST CHANCE - ACT NOW- TIME IS SHORT - THE MEETING IS AUGUST 8.

                                       Sincerely,

                                       /s/ Gregory J. Nooney, Jr.

                                       Gregory J. Nooney, Jr.
                                       Chairman

                                    ANNEX A

                                    [FRONT]

GOLD PROXY

                            NOONEY REALTY TRUST, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned does hereby appoint Gregory J. Nooney, Jr., Patricia A. Nooney and Gene K. Beare and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Special Meeting of Shareholders to be held on Friday, August 8, 1997, commencing at 10:00 A.M. at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, and at any adjournment thereof, as specified on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

         The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 9, 1997.


                             ---------------------------------------------------
                                                    Date

                             ---------------------------------------------------
                                                 Signature

                             ---------------------------------------------------
                                         Signature if held jointly

                             ---------------------------------------------------
                                             Title or Authority

                                     [BACK]

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. PROPOSAL TO AMEND ARTICLE VIII OF THE TRUST'S BYLAWS

                         FOR / / AGAINST / / ABSTAIN / /

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                   THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY
                      DOING SO, YOU MAY SAVE THE TRUST THE
                       EXPENSE OF ADDITIONAL SOLICITATION.